RIVER CANYON TOTAL RETURN BOND FUND
A SERIES OF ADVISERS INVESTMENT TRUST
Supplement dated May 19, 2022
to the Prospectus and Statement of Additional Information
dated January 28, 2022, as amended
The following changes are being made to the Prospectus and Statement of Additional Information (“SAI”) of the River Canyon Total Return Bond Fund (the “Fund”):
The first paragraph under the heading “Fund Summary – Principal Investment Strategy” on page 1 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets (net assets plus borrowings for investment purposes) in bonds. The Adviser defines bonds to include mortgage-backed securities, debt securities, exchange-traded funds investing principally in bonds, and other fixed income instruments issued by governmental or private-sector entities. Fixed income securities include bills, notes, bonds, debentures, mortgage-backed securities, asset-backed securities, loan participation interests, any other debt or debt-related securities of any maturities (issued by the United States Government, agencies or instrumentalities or corporate entities, and having fixed, variable, floating, or inverse floating rates), fixed income derivatives (including financial futures, options on futures, and swaps), and other evidences of indebtedness. This 80% investment policy is non‑fundamental and can be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.
The second paragraph under the heading “Additional Information on the Fund’s Investment Objective, Strategy, and Risks – Strategy” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund intends to achieve total return comprised of capital growth and current income by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in bonds. The Adviser defines bonds to include mortgage-backed securities, debt securities, such as government and corporate debt, exchange-traded funds investing principally in bonds, and other fixed income instruments, which may include obligations of industrial, utility, banking, and other corporate issuers. Fixed income securities include bills, notes, bonds, debentures, mortgage-backed securities, asset-backed securities, loan participation interests, any other debt or debt-related securities of any maturities (issued by the United States Government, agencies or instrumentalities or corporate entities, and having fixed, variable, floating, or inverse floating rates), fixed income derivatives including options, financial futures, options on futures and swaps, and other evidences of indebtedness. This 80% investment policy is non‑fundamental and can be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.
The third paragraph under the heading “Investment Strategies and Risks – Other Investment Companies” on page 11 of the SAI is deleted in its entirety and replaced with the following:
Some of the countries in which the Fund may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
This Supplement and the Prospectus should be retained for future reference.